                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2004
                                                  ----------------

                           RENAISSANCERE HOLDINGS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Bermuda                         34-0-26512               98-014-1974
      -------------                     ------------             -------------
      (State or other                   (Commission              (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)

                  Renaissance House
             8-12 East Broadway, Pembroke
                         Bermuda                                        HM 19
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       (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 20, 2004, RenaissanceRe Holdings Ltd. (the "Company") issued the attached press release, filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

         The following exhibits are filed as part of this report:

             Exhibit #      Description
             ---------      -----------
             99.1           Copy of the Company's press release, issued
                            August 20, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RENAISSANCERE HOLDINGS LTD.

Date: August 20, 2004                    By: /s/ James N. Stanard
      ---------------                        -----------------------------------
                                             Name:  James N. Stanard
                                             Title: Chairman and
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

      99.1        Copy of the Company's press release, issued August 20, 2004.